Exhibit 10.27

Final-20050808

Assets Transfer Contract between Deheng Assets Management Co., Ltd and Inner Mongolia Tehong Coal Group Co., Ltd

August 11, 2005

Catalogue

1.	assets

2.	payment

3.	payment method

4.	precondition of document delivery

5.	file delivery

6.	confirmation

7.	statement and guarantee

8.	payment for tax

9.	termination

10.	information

11.	additional cooperation

12.	applied law and disputation resolve

13.	effective and other stipulation

Attachment 1.	Definition
Attachment 2.	Information
Attachment 3.	Format of information to China Construction Bank
Attachment 4.	Confirmation
Appendix 1.	Confirmation
Appendix 2.	List of original asset file
Appendix 3.	List of copy asset file

Assets Transfer Contract

This contract is signed by under-mentioned two sides at Hohhot City on August, 2005.

Seller: Deheng Assets Management Co., Ltd

Registered address: Room600, 6/F, Dadi International Construction Management Center, No.18 Hongda North Road, Beijing Economic Development Zone, Beijing

Purchaser: Inner Mongolia Tehong Coal Group Co.,Ltd

Registered address: Guanbanwusu Coal Mine, Xuejiawan Town, Zhunger County

Whereas

a.       seller is a foreign owned asset management company established and existed according to Chinese law

b.	purchaser is a limited company established and existed according to Chinese law

c.	China Construction Bank signed confirmation letter with seller, confirming that asset has been transferred to seller. So seller receive transfer from China Construction Bank.

d.	Seller would like to transfer its asset acquired from China Construction Bank to purchaser, purchaser agrees to buy.

By friendly negotiation, both sides in contract signed this contract based on equality and mutual benefit:
Article 1. Assets
Article 2. Payment
Article 3. Method of payment
Article 4. Precondition of file delivery
Article 5. File delivery

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Article 13. Effective and other stipulation

     a. it will takes effective when signed by both artificial person or accredited representative.

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     f. There is duplicate in this contract, each side holds one, it has same enforcement.

 Seller(stamp): Deheng Assets Management Co., Ltd

Signature: Oliver P.Weishy Post: Director

 Purchaser (stamp): Inner Mongolia Tehong Coal Group Co., Ltd

Signature: Ding Wenxiang Post: General Manager

Attachment 1 Definition

China Construction Bank: is China Construction Bank and its successor China Construction Bank Stock Co., Ltd; in order to avoid different meaning, China Construction Bank refers to general bank or branch, decided according to special condition.

Asset file means file listed in appendix 2 and appendix 3 of this contract.

Physical assets refers to

a.	Land and building of Building 3 in Hongqi Street in Hohhot City(Property Certificate No. 2003001090).

b.	Land and building of Building 8 in Hongqi Street in Hohhot City(Property Certificate No. 2003002197).

Assets means physical asset, where china Construction Bank is registered as owner by government.

Guarantee Money means RMB100 thousand yuan.

Payment is RMB13, 001,000

First payment is RMB11, 700,900 covering 90% of total payment.

Second payment is RMB613, 900.

Third payment is RMB686, 200.

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Attachment 2 Information

The information in this contract should be sent to under-mentioned address:

To Seller

Deheng Assets Management Co., Ltd

Receiver: Ou Lifei, Li Ziming

Address: Room600, 6/F, Dadi International Construction Management Center, No.18 Hongda North Road, Beijing Economic Development Zone, Beijing, China

Postal Code: 100176

Tel: 86 10 67868364

To Purchaser

Inner Mongolia Tehong Coal Group Co., Ltd

Receiver: Ding Wenxiang

Mailing address: Guanbanwusu Coal Mine, Xuejiawan Town, Zhunger County

Postal Code:  010300

Tel: 13904710669, 0471-4661816

No. of Confirmation letter: 6

Asset No. EY-50JM-A04

Confirmation Letter about transfer of asset Digest

According to Asset Transfer Agreement signed between China Construction Bank and Germany Bank Singapore Branch on June 30, 2004, also transfer document signed between Germany Bank Singapore Branch with Deheng Asset Management Co., Ltd, stipulation in Chinese law and rule, China Construction Bank Stock Co., Ltd transferred his rights and equity of land and building in Building 3, Hongqi Street, Hohhot City to Deheng, so under is the confirmation:

26.	assets mean physical asset, which is registered as owner by government.

27.	China Construction Bank transfer right in above asset to Deheng.

28.	Deheng is the only one to dispose this asset.

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